Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended July 31, 2026

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2026

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.28%

COMMON STOCKS 97.76%

Aerospace & Defense 2.35%
General Electric Co.	175,252	$63,102,988
L3Harris Technologies, Inc.	228,685	63,359,466
RTX Corp.	158,051	34,015,736
Total		160,478,190

Air Freight & Logistics 0.85%
CH Robinson Worldwide, Inc.	391,602	57,851,363

Banks 7.47%
Bank of America Corp.	2,889,589	179,010,039
JPMorgan Chase & Co.	664,223	233,667,009
Wells Fargo & Co.	1,134,260	98,056,777
Total		510,733,825

Beverages 1.10%
Coca-Cola Co.	862,220	75,521,850

Biotechnology 1.59%
AbbVie, Inc.	296,553	74,417,010
Gilead Sciences, Inc.	262,228	34,144,708
Total		108,561,718

Capital Markets 10.85%
Bank of New York Mellon Corp.	808,254	126,354,348
Cboe Global Markets, Inc.	298,299	92,541,299
Charles Schwab Corp.	896,475	94,345,029
Morgan Stanley	1,161,882	244,483,210
Nasdaq, Inc.	604,015	56,892,173
S&P Global, Inc.	50,365	20,746,854
SEI Investments Co.	1,036,912	106,781,198
Total		742,144,111

Chemicals 2.95%
CF Industries Holdings, Inc.	621,566	77,813,848
Linde PLC	259,314	124,050,631
Total		201,864,479
Investments	Shares	Fair Value
Commercial Services & Supplies 1.84%
Cintas Corp.	287,488	$58,828,669
Waste Management, Inc.	295,983	67,054,949
Total		125,883,618

Construction & Engineering 2.02%
EMCOR Group, Inc.	91,399	72,884,304
Vinci SA(a)	463,656	65,464,860
Total		138,349,164

Construction Materials 1.24%
CRH PLC (Ireland)(b)	893,832	84,922,978

Consumer Staples Distribution & Retail 2.79%
Alimentation Couche-Tard, Inc.(a)	1,449,107	94,077,988
Walmart, Inc.	872,378	97,008,434
Total		191,086,422

Electric: Utilities 2.89%
Entergy Corp.	890,942	95,883,178
NextEra Energy, Inc.	1,169,437	101,647,464
Total		197,530,642

Electrical Equipment 1.59%
AMETEK, Inc.	451,144	109,046,016

Electronic Equipment, Instruments & Components 0.94%
Amphenol Corp. Class A	401,479	64,517,675

Ground Transportation 2.12%
Union Pacific Corp.	495,982	144,891,222

Health Care Equipment & Supplies 0.54%
Stryker Corp.	113,373	36,925,586

Health Care Providers & Services 5.14%
CVS Health Corp.	1,076,704	112,440,199
Labcorp Holdings, Inc.	221,481	68,481,925
UnitedHealth Group, Inc.	412,342	170,874,525
Total		351,796,649

Health Care REITS 1.03%
Welltower, Inc.	300,241	70,388,500

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2026

Investments	Shares	Fair Value
Hotels, Restaurants & Leisure 0.66%
Marriott International, Inc. Class A	121,069	$45,138,155

Insurance 2.97%
Chubb Ltd. (Switzerland)(b)	163,860	57,462,425
Marsh & McLennan Cos., Inc.	269,056	51,037,233
Progressive Corp.	447,598	94,631,169
Total		203,130,827

Interactive Media & Services 5.98%
Alphabet, Inc. Class A	930,590	331,411,017
Meta Platforms, Inc. Class A	139,907	77,887,626
Total		409,298,643

Machinery 3.61%
Deere & Co.	110,632	65,568,268
Parker-Hannifin Corp.	185,653	181,295,724
Total		246,863,992

Metals & Mining 1.44%
Steel Dynamics, Inc.	392,452	98,607,490

Multi-Utilities 0.49%
CMS Energy Corp.	466,533	33,585,711

Oil, Gas & Consumable Fuels 6.76%
Cheniere Energy, Inc.	148,636	39,175,991
ExxonMobil Holdings Corp.	1,016,371	157,984,708
Kinder Morgan, Inc.	3,586,538	115,414,793
Marathon Petroleum Corp.	473,664	149,900,446
Total		462,475,938

Pharmaceuticals 4.40%
Johnson & Johnson	766,466	196,483,559
Novartis AG ADR	667,989	104,306,482
Total		300,790,041
Investments	Shares	Fair Value
Semiconductors & Semiconductor Equipment 10.64%
Analog Devices, Inc.	329,553	$121,081,068
Broadcom, Inc.	184,423	71,792,185
Lam Research Corp.	161,369	47,284,344
Micron Technology, Inc.	38,192	31,433,162
NVIDIA Corp.	834,619	167,549,764
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	527,906	213,406,001
Texas Instruments, Inc.	274,210	75,610,665
Total		728,157,189

Specialty Retail 2.96%
Lowe’s Cos., Inc.	426,027	88,532,671
TJX Cos., Inc.	722,793	113,724,250
Total		202,256,921

Technology Hardware, Storage & Peripherals 1.98%
Dell Technologies, Inc. Class C	334,769	135,705,310

Tobacco 2.04%
Philip Morris International, Inc.	729,832	139,266,542

Trading Companies & Distributors 4.53%
AerCap Holdings NV (Ireland)(b)	857,964	129,466,768
Ferguson Enterprises, Inc.	371,765	87,115,692
United Rentals, Inc.	86,190	93,021,419
Total		309,603,879
Total Common Stocks (cost $4,524,482,235)		6,687,374,646

CONVERTIBLE PREFERRED STOCKS 0.52%

Electric: Utilities 0.52%
NextEra Energy, Inc.(c) (cost $34,529,632)	668,425	35,673,842
Total Long-Term Investments (cost $4,559,011,867)		6,723,048,488

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2026

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.77%

Repurchase Agreements 1.77%
Repurchase Agreement dated 7/31/2026, 3.250% due 8/3/2026 with Fixed Income Clearing Corp. collateralized by $106,568,400 of U.S. Treasury Inflation Indexed Note at 0.125% due 4/15/2027; value: $123,655,856; proceeds: $121,263,990 (cost $121,231,157)	$121,231,157	$121,231,157
Total Investments in Securities 100.05% (cost $4,680,243,024)		6,844,279,645
Other Assets and Liabilities – Net (0.05)%		(3,579,175)
Net Assets 100.00%		$6,840,700,470

ADR	American Depositary Receipt.
REITS	Real Estate Investment Trusts.

(a)	Investment in non-U.S. dollar denominated securities.
(b)	Foreign security traded in U.S. dollars.
(c)	The security has a dividend rate of 7.30%

See Notes to Schedule of Investments.	3

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2026

The following is a summary of the inputs used as of July 31, 2026 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Construction & Engineering	$72,884,304	$65,464,860	$–	$138,349,164
Remaining Industries	6,549,025,482	–	–	6,549,025,482
Convertible Preferred Stocks	–	35,673,842	–	35,673,842
Short-Term Investments
Repurchase Agreements	–	121,231,157	–	121,231,157
Total	$6,621,909,786	$222,369,859	$–	$6,844,279,645

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

4	See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

Notes to Schedule of Investments (unaudited)(continued)

Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2026 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Notes to Schedule of Investments (unaudited)(concluded)

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2026, the Fund did not have any securities on loan.

QPHR-AFF-3Q
(09/26)